UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2019

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2233 Argentia Road, Suite 401
Mississauga, Ontario, L5N 2X7, Canada
(Address of Principal Executive Offices)

(905) 821-9669
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On February 26, 2019, SunOpta Inc. (the “Company”) issued a press release announcing financial results for the quarter and year ended December 29, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

            The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            On February 21, 2019, the Board of Directors terminated David Colo as President and Chief Executive Officer of the Company (“CEO”). In accordance with the terms of his employment agreement, his service as a member of the Board of Directors of the Company (the “Board”) also terminated. On February 22, 2019, Katrina L. Houde, a member of the Board, was appointed to the role of interim CEO. Ms. Houde has agreed to serve in this capacity until the Board’s election of a new, permanent CEO. The Board has initiated a search process for a permanent CEO. As compensation for Ms. Houde’s performance of additional responsibilities while serving as the Company’s interim CEO, the Company will pay Ms. Houde a salary based on an annual salary amount of $650,000, effective February 22, 2019.

            Ms. Houde, age 60, has served on the Board since December 2000, and is currently a member of the Audit Committee of the Board and was appointed Chair of the Corporate Governance Committee of the Board in February 2017. Ms. Houde was interim CEO for the Company from November 11, 2016 through February 6, 2017. Prior to joining the Company, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp., from January 1999 to March 2000 and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. She is also a member of the board of directors of a number of private and charitable organizations. Ms. Houde will step down from serving on the Audit Committee and Chair of the Corporate Governance Committee while she is serving as interim CEO.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 26, 2019, announcing financial results for the quarter and year ended December 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By:	/s/ Robert McKeracher

Robert McKeracher
Vice President and Chief Financial Officer

Date:	February 26, 2019